                               Exhibit 24
                               ----------

                            POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 9, 1996




                                 /s/ Richard L. Battram
                                 -------------------------------------------
                                 Richard L. Battram

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 9, 1996




                                 /s/ B. A. Bridgewater, Jr.
                                 -------------------------------------------
                                 B. A. Bridgewater, Jr.

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 9, 1996




                                 /s/ William E. Cornelius
                                 -------------------------------------------
                                 William E. Cornelius

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 10, 1996




                                 /s/ John E. Hayes, Jr.
                                 ------------------------------------------
                                 John E. Hayes, Jr.

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 9, 1996




                                 /s/ C. Ray Holman
                                 ------------------------------------------
                                 C. Ray Holman

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 9, 1996




                                 /s/ Darrell G. Knudson
                                 ------------------------------------------
                                 Darrell G. Knudson

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 10, 1996




                                 /s/ William E. Maritz
                                 ------------------------------------------
                                 William E. Maritz

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 9, 1996




                                 /s/ Russell W. Meyer, Jr.
                                 ------------------------------------------
                                 Russell W. Meyer, Jr.

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 10, 1996




                                 /s/ Jerry E. Ritter
                                 ------------------------------------------
                                 Jerry E. Ritter

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 9, 1996




                                 /s/ William P. Stiritz
                                 ------------------------------------------
                                 William P. Stiritz

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 12, 1996




                                 /s/ Albert E. Suter
                                 ------------------------------------------
                                 Albert E. Suter

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 10, 1996




                                 /s/ Dwight D. Sutherland
                                 ------------------------------------------
                                 Dwight D. Sutherland

                           POWER OF ATTORNEY

                    1933 ACT REGISTRATION STATEMENT

                                  of

                      BOATMEN'S BANCSHARES, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints JAMES W. KIENKER and FORREST S. FITZROY, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-8 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Boatmen's Bancshares, Inc. under the Boatmen's Bancshares, Inc. 1990 Stock Purchase Plan for Employees, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


     Dated:  July 9, 1996




                                 /s/ Theodore C. Wetterau
                                 ------------------------------------------
                                 Theodore C. Wetterau